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EXHIBIT 23.2

INDEPENDENT  AUDITORS'  CONSENT


We consent to the incorporation by reference in this Registration Statement of Metro One Telecommunications, Inc. on Form S-8 of our report dated February 26, 1997, appearing in the Annual Report on Form 10-KSB of Metro One Telecommunications, Inc. for the year ended December 31, 1996.


/s/ Deloitte & Touche LLP

DELOITTE  &  TOUCHE  LLP

Portland, Oregon
January 28, 1998